                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 6, 2002
                                                --------------------------------

                                    NN, INC.
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             (Exact name of registrant as specified in its charter)

DELAWARE                            0-23486                 62-1096725
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(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)             File Number)          Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee               37604
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 (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code    (423) 743-9151
                                                   -----------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits.

         (c)      EXHIBITS.  The following exhibits are filed herewith:

         99.1     Press Release dated August 6, 2002.

Item 9.   Regulation FD Disclosure.

On August 6, 2002, the Company issued a press release announcing that due to unfavorable market conditions, it has postponed the proposed follow-on public offering of its common stock. A copy of the press release is attached as Exhibit
99.1 hereto and incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  August 6, 2002
                                         NN, INC.

                                         By:  /s/ William C. Kelly, Jr.
                                             ----------------------------
                                              William C. Kelly, Jr.,
                                              Treasurer, Secretary and Chief
                                              Accounting Officer